Supplement to Spinnaker Choice Variable Annuity
Supplement dated April 30, 2014 to
Prospectus dated May 1, 2008 as supplemented

Effective on or about May 1, 2014, Franklin Templeton Variable Insurance Products Trust has changed the names of the funds available under the contract as described below.

Old Fund Name	New Fund Name
Franklin Flex Cap Growth Securities Fund	Franklin Flex Cap Growth VIP Fund
Franklin Income Securities Fund	Franklin Income VIP Fund
Franklin Small Cap Value Securities Fund	Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth Securities Fund	Franklin Small-Mid Cap Growth VIP Fund
Franklin U.S. Government Fund	Franklin U.S. Government Securities VIP Fund
Templeton Developing Markets Securities Fund	Templeton Developing Markets VIP Fund
Templeton Global Bond Securities Fund	Templeton Global Bond VIP Fund
Templeton Growth Securities Fund	Templeton Growth VIP Fund
Mutual Shares Securities Fund	Franklin Mutual Shares VIP Fund

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.
Effective on or about May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management and the following ING fund offered under the contract will be renamed as follows:

Old Fund Name	New Fund Name
ING Global Resources Portfolio	Voya Global Resources Portfolio

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name and the following disclosure regarding the ING fund found under Section 4: Investment Options is replaced with the following.

THE FOLLOWING PORTFOLIO IS AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN IT SINCE APRIL 28, 2005
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISER
ING Investors Trust
Voya Global Resources Portfolio	The Portfolio seeks long term capital appreciation.	Directed Services, LLC Sub-Advised by Voya Investment Management, Co. LLC